FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 17 — FINANCIAL INSTRUMENTS

a) General considerations — Gerdau S.A. and its subsidiaries enter into transactions with financial instruments whose risks are managed through market strategies discussed and shared with senior management and in accordance with internal guidelines and control systems for exposure limits to them. All financial instruments are recorded in the accounting books and presented as short-term investments, trade accounts receivable - net, fair value of derivatives, other current assets, other non-current assets, trade accounts payable – domestic market, trade accounts payable – debtor risk, trade accounts payable - imports, loans and financing, debentures, related parties, other current liabilities and other non-current liabilities.

The Company has derivatives and non-derivative instruments, such as the hedge for some operations under hedge accounting. These operations are intended to protect the Company against exchange rate fluctuations on foreign currency loans, interest rate and commodity prices fluctuations. These transactions are carried out considering direct active or passive exposures, without leverage.

b) Fair Value — the Fair Value of the financial instruments is as follows:

	2025		2024
	Book	Fair	Book	Fair
	value	value	value	value
Assets
Short-term investments	445,627	445,627	509,030	509,030
Trade accounts receivable - net	4,810,640	4,810,640	5,176,958	5,176,958
Fair value of derivatives	36,623	36,623	52,868	52,868
Other current assets	678,899	678,899	626,148	626,148
Other non-current assets	387,708	387,708	358,806	358,806
Liabilities
Trade accounts payable - domestic market	3,641,918	3,641,918	3,892,296	3,892,296
Trade accounts payable - debtor risk	381,415	381,415	459,899	459,899
Trade accounts payable - imports	986,338	986,338	1,365,909	1,365,909
Loans and Financing	9,774,752	10,311,438	9,808,021	9,842,254
Debentures	4,407,399	4,403,314	3,828,463	3,829,910
Fair value of derivatives	3,306	3,306	1,747	1,747
Other current liabilities	1,557,010	1,557,010	2,043,921	2,043,921
Other non-current liabilities	471,140	471,140	587,081	587,081

The fair values of Loans and Financing and Debentures are based on market premises, which may take into consideration discounted cash flows using equivalent market rates and credit rating. All other financial instruments, which are recognized in the Consolidated Financial Statements at their carrying amount, are substantially similar to those that would be obtained if they were traded in the market. However, because there is no active market for these instruments, differences could exist if they were settled in advance. The fair value hierarchy of the financial instruments above are presented in Note 17.g.

c) Risk factors that could affect the Company’s and its subsidiaries’ businesses:

Price risk of commodities: this risk is related to the possibility of changes in prices of the products sold by the Company or in prices of raw materials and other inputs used in the productive process. Since the Company operates in a commodity market, net sales and cost of sales may be affected by changes in the international prices of their products or materials. In order to minimize this risk, the Company constantly monitors the price variations in the domestic and international markets. Furthermore, the Company may contract derivatives in order to reduce this risk.

Interest rate risk: this risk arises from the effects of fluctuations in interest rates applied to the Company’s financial liabilities or assets and future cash flows and income. The Company evaluates its exposure to these risks: (i) comparing financial assets and liabilities denominated at fixed and floating interest rates and (ii) monitoring the variations of interest rates like Secured Overnight Financing Rate (SOFR) and CDI. Accordingly, the Company may enter into interest rate swaps in order to reduce this risk.

Exchange rate risk: this risk is related to the possibility of fluctuations in exchange rates affecting the amounts of financial assets or liabilities or of future cash flows and income. The Company assesses its exposure to the exchange rate by measuring the difference between the amount of its assets and liabilities in foreign currency. The Company understands that the accounts receivables originated from exports, its cash and cash equivalents denominated in foreign currencies and its investments abroad are more than equivalent to its liabilities denominated in foreign currency. Since the management of these exposures occurs at each operation level, if there is a mismatch between assets and liabilities denominated in foreign currency, the Company may contract derivative financial instruments in order to mitigate the effect of exchange rate fluctuations.

Credit risk: this risk arises from the possibility of the Company not receiving amounts arising from sales to customers or investments made with financial institutions. In order to minimize this risk, the Company adopt the procedure of analyzing in details of the financial position of their customers, establishing a credit limit and constantly monitoring their balances. Regarding financial investments, the Company only carries out transactions with first-rate institutions and with low credit risk, as assessed by rating agencies and risk mitigation parameters defined in the Company’s internal guidelines.

Capital management risk: this risk comes from the Company’s choice in adopting a financing structure for its operations. The Company manages its capital structure, which consists of a ratio between the financial debts and its own capital (Net Equity) based on internal policies and benchmarks. The Key Performance Indicators (KPI) related to the “Capital Structure Management” objective are: WACC (Weighted Average Cost of Capital), Net Debt/EBITDA (Earnings before interest, income tax, depreciation and amortization), Coverage Ratio of Net Financial Expenses (EBITDA/Net Financial Expenses) and Debt/Total Capitalization Ratio. Net Debt is formed by the principal of the debt reduced by cash, cash equivalents and short-term investments (notes 4, 15 and 16). Total Capitalization is formed by the Total Debt (composed of the principal of the debt) and the Net Equity (Note 23). The Company may change its capital structure, according to economic and financial conditions, in order to optimize its financial leverage and debt management. At the same time, the Company seeks to improve its ROCE (Return on Capital Employed) through the implementation of working capital management and an efficient program of investments in property, plant and equipment. In the long term, the Company seeks to remain within the parameters below, admitting occasional variations in the short term:

Net debt/EBITDA	Less or equal to 1.5 times
Gross debt limit	R$ 12 billion
Average maturity	more than 6 years

These key indicators are used to monitor the objectives described above and may not be used as indicators for other purposes, such as impairment test.

Liquidity risk: The Company’s management policy of indebtedness and cash on hand is based on using the committed lines and the currently available credit lines with or without a guarantee in export receivables for maintaining adequate levels of short, medium, and long-term liquidity. The maturity of long-term loans and financing, and debentures are presented in Notes 15 and 16, respectively.

	2025
Contractual obligations	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Trade accounts payable - domestic market	3,641,918	3,641,918	—	—	—
Trade accounts payable - debtor risk	381,415	381,415	—	—	—
Trade accounts payable - import	986,338	986,338	—	—	—
Loans and financing	17,760,275	897,295	3,142,016	1,128,975	12,591,989
Debentures	7,516,287	725,711	1,362,204	3,519,966	1,908,406
Fair value of derivatives	3,306	3,306	—	—	—
Other current liabilities	1,557,010	1,557,010	—	—	—
Other non-current liabilities	471,140	—	38,764	—	432,376
	32,317,689	8,192,993	4,542,984	4,648,941	14,932,771

	2024
Contractual obligations	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Trade accounts payable - domestic market	3,892,296	3,892,296	—	—	—
Trade accounts payable - debtor risk	459,899	459,899	—	—	—
Trade accounts payable - import	1,365,909	1,365,909	—	—	—
Loans and financing	15,543,368	569,411	1,287,591	3,520,542	10,165,824
Debentures	6,027,093	485,247	1,709,221	2,257,447	1,575,178
Fair value of derivatives	1,747	1,747	—	—	—
Other current liabilities	2,043,921	2,043,921	—	—	—
Other non-current liabilities	587,081	—	51,841	—	535,240
	29,921,314	8,818,430	3,048,653	5,777,989	12,276,242

As presented in Note 14, the Company has supplier financing agreements with certain financial institutions with the aim of providing greater liquidity to its suppliers. As of December 31, 2025, there is no liquidity risk or exposure since the Company maintains the payment date and the amount of the original obligation with suppliers. Therefore, the terms remain unchanged.

Sensitivity analysis:

The Company performed a sensitivity analysis, which can be summarized as follows:

Impacts on Statements of Income

Assumptions	Percentage of change	2025	2024
Foreign currency sensitivity analysis - Loans and financing	5%	217,347	124,447
Foreign currency sensitivity analysis - Imports/Exports	5%	13,370	44,777
Interest rate sensitivity analysis	10 bps	43,547	44,299
Sensitivity analysis of changes in prices of products sold	1%	698,585	670,267
Sensitivity analysis of changes in raw material and commodity prices	1%	445,379	419,850
Commodity contracts	5%	4,130	3,113
Swaps USD x DI	5%	8,643	9,556
Swaps IPCA x DI	5%	252	—

Foreign currency sensitivity analysis: As of December 31, 2025, the Company is mainly exposed to variations between the Real and the Dollar. The sensitivity analysis carried out by the Company considers the effects of a 5% increase or decrease between the Real and the Dollar in its non-hedged debts, trade accounts receivable - exports from Brazil and trade accounts payable – imports. Variations between the local currencies of other countries and the Dollar do not represent material exposures. In this analysis, if the Real appreciates against the Dollar, this would represent a gain of R$ 217,347 (gain of R$ 124,447 as of December 31, 2024). If the Real depreciates against the Dollar, this would represent a loss of the same amount. As for foreign currency variations in Imports/Exports, if the Real appreciates against the Dollar, this would represent a gain of R$13,370 (loss of R$44,777 on December 31, 2024), if the Real depreciates against the Dollar, this would represent a loss of the same value.

The net values of other assets and other liabilities in foreign currencies do not present significant risks of impacts due to fluctuations in the exchange rate.

Interest rate sensitivity analysis: The interest rate sensitivity analysis made by the Company considers the effects of an increase or reduction of 10 basis point (bps) on the average interest rate applicable to the floating part of its debt. The calculated impact, considering this variation in the interest rate totals R$ 43,547 as of December 31, 2025 (R$ 44,299 as of December 31, 2024) and would impact the Financial expenses account in the Consolidated Statements of Income. The specific interest rates to which the Company is exposed are related to the loans, financing, and debentures presented in Notes 15 and 16, and are mainly comprised by SOFR and CDI — Interbank Deposit Certificate.

Sensitivity analysis of changes in sales price of products and price of raw materials and other inputs used in production: The Company is exposed to changes in the price of its products. This exposure is associated with the fluctuation of the sales price of the Company’s products and the price of raw materials and other inputs used in the production process, mainly for operating in a commodity market. The sensitivity analysis made by the Company considers the effects of an increase or of a reduction of 1% on both prices. The impact measured considering this variation in the price of products sold, considering the revenues and costs for the year ended on December 31, 2025, totals R$ 698,585 (R$ 670,267 as of December 31, 2024) and the variation in the price of raw materials and other inputs totals R$ 445,379 as of December 31, 2025 (R$ 419,850 as of December 31, 2024). The impact in the price of products sold and raw materials would be recorded in the accounts Net Sales and Cost of Sales, respectively, in the Consolidated Statements of Income. The Company does not expect to be more vulnerable to a change in one or more specific product or raw material.

Sensitivity analysis of currency forward contracts: As of December 31, 2025 and December 31, 2024, the Company has no exposure to forward contracts in US Dollars or Argentine Pesos against the US Dollar for any of its assets and liabilities. The US Dollar/Real forward contracts are intended to hedge asset and liability positions in US Dollars, and the mark-to-market effects of these contracts were recorded in the Consolidated Income Statement.

Sensitivity analysis of commodity forward contracts: the Company has exposure to Commodity forward contracts (energy) for some of its liabilities. The sensitivity analysis carried out by the Company considers the effects of a 5% increase or decrease in the price of the commodity, and its effects on the mark to market of these derivatives. A 5% increase in the price of the commodity represents a gain of R$ 4,130 as of December 31, 2024 (gain of R$ 3,113 as of December 31, 2024), and a 5% decrease in the price of the commodity represents a loss on December 31, 2025 and December 31, 2024 in the same amount. The mark to market effects of these contracts were recorded in the Consolidated Statement of Income. Commodity forward contracts to which the Company is exposed are presented in Note 17.e.

Sensitivity analysis of USD x DI swaps: the Company has USD x DI swaps to protect some of its Loans and financing. The sensitivity analysis carried out by the Company considers the impact on the MTM of a 5% increase in the Dollar against Real for all vertices of the respective operations. This variation would represent a gain of R$ 8,643 (gain of R$ 9,556 as of December 31, 2024). These effects would be recognized in the Consolidated Income Statement. The USD x DI swaps that the Company is exposed to are presented in Note 17.e.

Sensitivity analysis of IPCA x DI swaps: the Company has IPCA x DI swaps to protect some of its loans and financing. The sensitivity analysis carried out by the Company considers the impact on MTM of a 50 bps increase in the real yield curve for all vertices of the respective operations. This variation would represent a gain of R$ 252 as of December 31, 2025 (R$ 0 as of December 31, 2024). These effects would be recognized in the Consolidated Income Statement. The IPCA x DI swaps to which the Company is exposed to are presented in Note 17.e.

Sensitivity analysis of EUR x DI swaps: As of December 31, 2025 and 2024 the Company does not have EUR x CDI swaps to protect some of its Loans and Financing.

d) Financial Instruments per Category

Summary of the financial instruments per category:

		Financial asset at fair
2025	Financial asset at	value through profit or
Assets	amortized cost	loss	Total
Short-term investments	—	445,627	445,627
Trade accounts receivable - net	4,810,640	—	4,810,640
Fair value of derivatives	—	36,623	36,623
Other current assets	665,020	13,879	678,899
Other non-current assets	387,708	—	387,708
Total	5,863,368	496,129	6,359,497
Financial income (expenses) on December 31, 2025	240,477	311,604	552,081

	Financial liability at fair
2025	value through profit or	Financial liability at
Liabilities	loss	amortized cost	Total
Trade accounts payable - domestic market	—	3,641,918	3,641,918
Trade accounts payable - debtor risk	—	381,415	381,415
Trade accounts payable - import	—	986,338	986,338
Loans and financing	—	9,774,752	9,774,752
Debentures	—	4,407,399	4,407,399
Fair value of derivatives	3,306	—	3,306
Other current liabilities	—	1,557,010	1,557,010
Other non-current liabilities	—	471,140	471,140
Total	3,306	21,219,972	21,223,278
Financial income (expenses) on December 31, 2025	(67,733)	(1,698,969)	(1,766,702)

		Financial asset at fair
2024	Financial asset at	value through profit or
Assets	amortized cost	loss	Total
Short-term investments	—	509,030	509,030
Trade accounts receivable - net	5,176,958	—	5,176,958
Fair value of derivatives	—	52,868	52,868
Other current assets	608,182	17,966	626,148
Other non-current assets	356,414	2,392	358,806
Total	6,141,554	582,256	6,723,810
Financial income (expenses) on December 31, 2024	823,590	440,223	1,263,813

	Financial liability at fair
2024	value through profit or	Financial liability at
Liabilities	loss	amortized cost	Total
Trade accounts payable - domestic market	—	3,892,296	3,892,296
Trade accounts payable - debtor risk	—	459,899	459,899
Trade accounts payable - import	—	1,365,909	1,365,909
Loans and financing	—	9,808,021	9,808,021
Debentures	—	3,828,463	3,828,463
Fair value of derivatives	1,747	—	1,747
Other current liabilities	—	2,043,921	2,043,921
Other non-current liabilities	—	587,081	587,081
Total	1,747	21,985,590	21,987,337
Financial income (expenses) on December 31, 2024	(263,644)	(3,023,656)	(3,287,300)

e) Operations with derivative financial instruments

Risk management objectives and strategies: In order to execute its strategy of sustainable growth, the Company implements risk management strategies in order to mitigate market risks.

The objective of derivative transactions is always related to mitigating market risks as stated in our policies and guidelines. All derivative instruments in force are monthly reviewed by the Financial Risk Committee, which validates the fair value of such instruments. All gains and losses on derivative instruments are recognized at their fair value in the Company’s consolidated financial statements in the line of Gains (Losses) on financial instruments, net.

Policy for use of derivatives: The Company is exposed to various market risks, including changes in exchange rates, commodities prices and interest rates. The Company uses derivatives and other financial instruments to reduce the impact of such risks on the fair value of its assets and liabilities or in future cash flows and income. The Company has established policies to evaluate the market risks and to approve the use of derivative transactions related to these risks. The Company enters into derivative financial instruments solely to manage the market risks mentioned above and never for speculative purposes. Derivative financial instruments are used only when they have a related position (asset or liability exposure) resulting from business operations, investments and financing.

Policy for determining fair value: the fair value of derivative financial instruments is determined using models and other valuation techniques, including future prices and market curves.

Derivative transactions may include: interest rate and/or currency swaps, currency futures contracts and currency options contracts.

Currency forward contracts: The Company may contract forward contract operations, through which it receives/pays a fixed dollar amount and receives/pays a fixed Real/Argentinian peso amount. Counterparties are always top-tier financial institutions with low credit risk.

Swap Contracts: The Company may contract a swap contract operation, through which it exchanges interest rate indices or local and/or foreign currency. Counterparties are always top-tier financial institutions with low credit risk.

The derivatives instruments can be summarized and categorized as follows:

		Notional value		Amount receivable		Amount payable
Contracts	Position	2025	2024	2025	2024	2025	2024
Commodity derivatives
Maturity in 2025	buyed in US$	US$ 1.1 million	US$ 4.3 million	—	—	—	1,747

Commodity contracts
Maturity in 2026	—	—	—	20,113	16,921	—	—

Swaps USD x DI
Maturity in 2026	107.9% of CDI	US$ 30.6 million	US$ 30.6 million	16,510	35,947	—	—

Swaps IPCA x DI
Maturity in 2026	CDI - 1.10%	R$ 300 million	—	—	—	2,192	—
Maturity in 2026	CDI - 0.90%	R$ 150 million	—	—	—	1,114	—

Total fair value of financial instruments				36,623	52,868	3,306	1,747

Fair value of derivatives	2025	2024
Current assets	36,623	16,921
Non-current assets	—	35,947
	36,623	52,868
Fair value of derivatives
Current liabilities	3,306	1,747
	3,306	1,747

	2025	2024
Net Income
Gains on financial instruments	22,107	86,743
Losses on financial instruments	(67,733)	(263,644)
	(45,626)	(176,901)
Other comprehensive income
Losses on financial instruments	—	(783)
	—	(783)

f) Net investment hedge

The Company designated as hedge of part of its net investments in subsidiaries abroad the operations of Ten Years Bonds. As a consequence, the effect of exchange rate changes on these debts on the amount of US$ 0.8 billion (equivalent to R$ 4.6 billion on December 31, 2025) (designated as a hedge) has been recognized in the Statement of Comprehensive Income.

The Company demonstrated effectiveness of the hedge as of its designation dates and demonstrated the high effectiveness of the hedge from the contracting of each debt for the acquisition of these companies abroad, whose effects were measured and recognized directly in the Statement of Comprehensive Income as an unrealized gain, net of taxes, in the amount R$ 246,696 for the year ended on December 31, 2024 (loss of R$ 558,529 for the year ended on December 31, 2024).

The objective of the hedge is to protect, during the existence of the debt, the amount of part of the Company’s investment in the subsidiaries abroad mentioned above against positive and negative changes in the exchange rate. This objective is consistent with the Company’s risk management strategy. Prospective and retrospective tests demonstrated the effectiveness of these instruments.

g) Measurement of fair value:

IFRS defines fair value as the price that would be received for the sale of an asset or that would be paid for the transfer of a liability in an arm’s length transaction between market participants on the measurement date. The standard also establishes the classification by price quoted in an active market for an identical asset or liability or when it is based on a valuation technique that uses only observable market data.

IFRS describe the three levels of information that should be used in fair value measurement:

Level 1 – Quoted (unadjusted) prices in active markets for identical assets and liabilities.

Level 2 – Other available information, except that of Level 1, where quoted (unadjusted) prices are for similar assets and liabilities in inactive markets, or other information that is available or can be corroborated by observed market information for substantially the entirety of the terms of the assets and liabilities.

Level 3 – Information unavailable due to little or no market activity and that is significant for determining the fair value of the assets and liabilities.

As detailed in Note 17.d, on December 31, 2025 and December 31, 2024, the Company maintained certain assets classified as Financial asset at fair value through profit or loss and liabilities classified as Financial Liability at fair value through profit or loss, whose fair value measurement is required on a recurring basis.

The Company’s financial assets and liabilities, measured at fair value on a recurring basis, are measured by a valuation technique that uses only observable market data (Level 2).

h) Changes in liabilities from Cash flow from financing activities:

The Company has summarized below the changes in the liabilities of cash flow from financing activities, from its Statement of Cash Flows:

		Cash transactions		Non cash transactions
				Interest expense
		Proceeds/	Interest	on loans and
		(Repayment)	paid on	Interest on	Exchange
	Balances as of	from financing	loans and	loans with	variation	Balances as of
	January 1, 2023	activities	financing	related parties	and others	December 31, 2023
Related parties	24,890	102	—	—	—	24,992
Leasing payable	1,030,643	(388,202)	(127,787)	127,787	635,161	1,277,602
Debt, Debentures and Losses/Gains on financial instruments - Derivative instruments	12,623,174	(1,054,000)	(858,301)	840,069	(637,752)	10,913,190

		Cash transactions		Non cash transactions
				Interest expense
		Proceeds/	Interest	on loans and
		(Repayment)	paid on	Interest on	Exchange
	Balances as of	from financing	loans and	loans with	variation	Balances as of
	December 31, 2023	activities	financing	related parties	and others	December 31, 2024
Related parties	24,992	(24,992)	—	—	—	—
Leasing payable	1,277,602	(459,504)	(129,137)	129,137	462,571	1,280,669
Debt, Debentures and Losses/Gains on financial instruments - Derivative instruments	10,913,190	648,432	(946,936)	796,933	2,173,744	13,585,363

		Cash transactions		Non cash transactions
				Interest expense
		Proceeds/	Interest	on loans and
		(Repayment)	paid on	Interest on	Exchange
	Balances as of	from financing	loans and	loans with	variation	Balances as of
	December 31, 2024	activities	financing	related parties	and others	December 31, 2025
Leasing payable	1,280,669	(487,784)	(122,321)	122,321	(675,186)	117,699
Debt, Debentures and Losses/Gains on financial instruments - Derivative instruments	13,585,363	1,226,610	(1,461,147)	1,274,472	(476,464)	14,148,834